UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2022

VINEBROOK HOMES TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	000-56274	83-1268857
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Crescent Court, Suite 700 Dallas, Texas, 75201
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 276-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02.	Unregistered Sales of Equity Securities.

From December 2, 2021 through January 14, 2022, VineBrook Homes Trust, Inc. (the “Company”) issued 1,129,332 shares of its Class A common stock in its continuous private placement for gross proceeds of approximately $60.4 million. An aggregate of approximately $2.9 million in selling commissions and fees were paid in connection therewith. On December 30, 2021, the Company issued 114,719 shares of its Class A common stock pursuant to its distribution reinvestment program (“DRIP”), which allows stockholders to reinvest their distributions into the Company at a 3% discount to the Company’s then-current net asset value. Approximately $5.7 million was reinvested through the DRIP. For the shares of Class A common stock issued pursuant to the DRIP, the Company did not receive any proceeds from the transaction other than distributions reinvested through the DRIP. No underwriting discount or commission is applicable to sales made pursuant to the DRIP.

See the table below for the breakout by date of the issuances (dollars in thousands):

Date	Class A Shares Issued	Gross Proceeds	Commissions
December 10, 2021	227,831	$11,600	$416
December 17, 2021	32,573	1,786	112
December 23, 2021	31,416	1,716	102
December 30, 2021	114,719	5,718	—
December 31, 2021	73,738	4,012	224
January 3, 2022	568,251	30,643	1,445
January 7, 2022	51,014	2,750	129
January 14, 2022	144,509	7,885	461
Total	1,244,051	$66,110	$2,889

The Company issued shares of its Class A common stock in reliance upon the exemptions from registration under the Securities Act of 1933, as amended (the “Securities Act”), provided by Rule 506(b) under Regulation D promulgated under the Securities Act and Section 4(a)(2) of the Securities Act.

Item 7.01.	Regulation FD Disclosure.

Updated Net Asset Value

On January 20, 2022, the Company determined that its net asset value per share of its common stock, par value $0.01 per share, calculated on a fully diluted basis was $54.14 as of December 31, 2021.

The information furnished under this Item 7.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act or the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VINEBROOK HOMES TRUST, INC.

/s/ Brian Mitts
Name:	Brian Mitts
Title:	Interim President, Chief Financial Officer, Assistant Secretary and Treasurer

Date: January 20, 2022